SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 25, 2007
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

             New Jersey                 1-1031             22-0743290
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    (State or other jurisdiction      (Commission         (IRS Employer
          of incorporation)           File Number)      Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (732) 469-8300
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               RONSON CORPORATION
                                 FORM 8-K INDEX



                                                                            PAGE
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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                     3

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN                3
              OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
              OF THE REGISTRANT.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS                              3



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Item 1.01.  Entry into a Material Definitive Agreement

Effective May 31, 2007, Ronson Aviation, Inc. ("Ronson Aviation") entered into a subordinated loan agreement, dated May 30, 2007 with EPIC Aviation, LLC ("EPIC"), Ronson Aviation's aircraft fuel supplier, for up to $500,000, in order to complete the construction of a new 19,000 square ft. aircraft storage hangar. The loan is secured by the aircraft hangar and guaranteed by Ronson Corporation (the "Company"). The loan bears interest at the rate of 6.0% per annum, and is payable through application of a $.0725 per gallon surcharge on all fuel purchased by Ronson Aviation from EPIC with a final payment due no later than June 5, 2013, and is subordinated to the Company's facilities with The CIT Group/Commercial Services, Inc. ("CIT"). The Loan Agreement, Security Agreement, and Corporate Guaranty, and the Company's amended arrangements with CIT, are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Please see the disclosure under Item 1.01 which is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits

            a) Financial Statements: None.

            b) Pro Forma Financial Information: None.

            c) Exhibits:


            10.1 Loan Agreement between EPIC and Ronson Aviation dated as of May 30, 2007.

            10.2 Security Agreement between Ronson Aviation and EPIC dated as of May 30, 2007.

            10.3 Corporate Guaranty by the Company to EPIC dated as of May 30, 2007.

            10.4 Amendment No. 2 dated May 31, 2007, together with Amendment No. 1 dated September 27, 2006, to Finance Agreement dated July 31, 2006 among CIT, the Company, Ronson Aviation, Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd.


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Ronson Corporation


                                                      /s/Daryl K. Holcomb
                                                      -----------------------
                                                      Daryl K. Holcomb
                                                      Vice President
                                                      Chief Financial Officer
                                                      and Controller

Dated:  June 25, 2007